UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010 (September 8, 2010)

ALLIANCE LAUNDRY SYSTEMS LLC

ALLIANCE LAUNDRY CORPORATION

ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-56857	39-1927923
DELAWARE	333-56857-01	39-1928505
DELAWARE	333-56857-02	52-2055893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shepard Street, P.O. Box 990

RIPON, WISCONSIN 54971-0990

(Address of Principal executive offices, including Zip Code)

(920) 748-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2010, Bogdan Cenanovic, 34, was elected to the Board of Directors of ALH Holding Inc. (“ALH”). Mr. Cenanovic has been a Portfolio Manager at Teachers’ Private Capital, the private equity arm of Ontario Teachers’ Pension Plan Board (“OTPP”) since 2009. As of December 31, 2009, approximately 90.0% of the capital stock of ALH was owned by OTPP. Prior to joining Teachers’ Private Capital, Mr. Cenanovic was a Principal at TorQuest Partners and prior to that, a Vice-President at EdgeStone Capital Partners, where he was responsible for sourcing and executing investments, as well as monitoring and providing strategic guidance to portfolio companies. Mr. Cenanovic was formerly an investment banker at two leading U.S.-based firms. He is a graduate of the HBA and MBA programs at the Richard Ivey School of Business at the University of Western Ontario. As a result of these and other professional experiences, Mr. Cenanovic possesses particular knowledge and experience in finance and capital structure and board practices of other major corporations that strengthen the collective qualifications, skills and experience of the Board of Directors of ALH.

Mr. Cenanovic has also been appointed as a member of the Audit and Compensation Committees of the Board of Directors of ALH.

Alliance Laundry Systems LLC (“Alliance Laundry”) is wholly-owned by Alliance Laundry Holdings LLC (“Holdings”) and Holdings is indirectly wholly-owned by ALH. As limited liability companies, neither Alliance Laundry nor Holdings has a board of directors and neither entity has a board of managers. The ultimate function of a board of directors for both Alliance Laundry and Holdings is fulfilled by the Board of ALH. Alliance Laundry Corporation is a wholly-owned subsidiary of Alliance Laundry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC
(Registrant)

/s/ Thomas L’Esperance
Date: September 8, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION
(Registrant)

/s/ Thomas L’Esperance
Date: September 8, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC
(Registrant)

/s/ Thomas L’Esperance
Date: September 8, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer